Schedule of Right-of-use Lease Assets and Lease Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2023
Leases
Operating lease, right-of-use assets, net	$ 4,388	$ 4,466	$ 2,604
Current portion of long-term operating lease	1,509	1,572	1,005
Long-term operating lease	2,925	2,917	1,621
Total operating lease liabilities	$ 4,434	$ 4,489	$ 2,626